SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) . . . . . .February 18, 1998




                        FIELDPOINT PETROLEUM CORPORATION
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)




                                    COLORADO
                                    --------
                 (State or Other Jurisdiction of Incorporation)




         0-9435                                         84-0811034
         ------                                         ----------
(Commission File Number)                    (IRS Employer Identification Number)



1703 Edelweiss Drive                                     78613
--------------------                                     -----
      Cedar Park, Texas                                (Zip Code)
      -----------------
(Address of principal executive offices)



        Registrant's telephone number, including area code (512) 250-8692

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         FieldPoint Petroleum Corporation (The Company) consummated the purchase of a 97.9% working interest, a 76.9565% net revenue interest in oil production, and a 71.9565% net revenue interest in gas production, in the Shade lease. The lease currently has 3 producing oil and gas wells; the Company also purchased all equipment related to the three wells on the lease from Fred Bowman, Inc. The Company paid $190,000 cash consideration for the equipment and the lease rights.

         Closing of the acquisition took place on February 18, 1998, with the effective date being March 1, 1998. The consideration paid was based upon a competitive bid process.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements - to be filed by amendment to this 8-K.

(b)      Exhibits

99.2     Press Release dated February 24, 1998





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                FieldPoint Petroleum Corporation
                                                (Registrant)

                                                 By: /s/ Ray D. Reaves
                                                     ---------------------------
                                                     President

Dated: March 4, 1998

EXHIBIT 99.2

Tuesday February 24, 9:00 a.m. Eastern Time

Company Press Release

SOURCE: FieldPoint Petroleum Corporation

FieldPoint Petroleum Corporation Announces Completion of Oil and Gas Property Acquisition

AUSTIN,TX Feb.  24/PRNewswire/ -- FieldPoint Petroleum Corporation (OTC Bulletin
Board: FPPC) announced today that it has completed the acquisition of a certain oil and gas producing property in the state of Texas. The property was acquired from Fred Bowman, Inc. The Company paid $190,000 cash consideration for the lease rights.

FieldPoint, through a wholly owned subsidiary, acquired a 97.9% working interest in the 320 acre Shade lease which currently has 3 producing oil and gas wells. The Company, through its subsidiary, will take over operations effective March 1, 1998. Thereafter, FieldPoint will evaluate whether additional reserves can be developed by using horizontal well technology.

Ray D. Reaves, President and Chief Executive Officer of FieldPoint Petroleum stated, " This acquisition is a part of the Company's continuing program of growth through exploration and development as well as acquisitions of producing and non-producing oil and gas properties."

FieldPoint Petroleum Corporation is an oil and gas exploration and production company whose principal operations are conducted in Texas and Wyoming.

Additional public information regarding FieldPoint Petroleum Corporation is available at the Securities and Exchange Commissions World Wide Wed site at http://www.sec.gov
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